Supplement dated March 14, 2013

to the Prospectus dated July 15, 2012

for

Qualified Variable Deferred Group Annuity Contract II

Issued by

Horace Mann Life Insurance Company Qualified Group Annuity Separate Account

This supplement updates certain information contained in the above listed prospectus. You should read this supplement carefully and keep it with your prospectus for future reference. You may obtain an additional copy of the prospectus by writing to 1 Horace Mann Plaza, Springfield, IL 62715 or view the prospectus by going to our Website at horacemann.com and clicking on “Financial Services,” “Annuities.” All capitalized terms used in this supplement have the same meaning as provided in the prospectus.

This supplement provides You with updated information relating to the name of the Contract offered under the prospectus.

The title on page 1 of the prospectus is changed to read as follows:

Prospectus for Retirement Protector Qualified Variable Deferred Group Annuity Contract Issued by Horace Mann Life Insurance Company Qualified Group Annuity Separate Account

Flexible Premium Contract for Qualified Retirement Plans

If You have any questions regarding this Supplement, please contact Your registered representative or Our Home Office at
800-999-1030.